UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2005

                             CHINA BAK BATTERY, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                            (State of incorporation)


               000-49712                                88-0442833
        (Commission File Number)         (I.R.S. Employer Identification Number)


  BAK Industrial Park, No. 1 BAK Street
     Kuichong Town, Longgang District
   Shenzhen, People's Republic of China
          Ph: (86-755) 8977-0093                          518119
(Address of principal executive offices)                (Zip Code)

                                 (860) 687-2200
              (Registrant's telephone number, including area code)

                               MEDINA COFFEE, INC.
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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                Section 5 - Corporate Governance and Management


Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         Effective February 14, 2005, the registrant's name was changed to China BAK Battery, Inc. The name change was effected pursuant to the provisions of Chapter 92A.180 of the Nevada Revised Statutes and as such stockholder approval of the name change was neither required or sought. The name change was undertaken  in  order  to  provide  the  registrant  with a name  that  is  more indicative of the business operations currently being conducted by the registrant and its direct and indirect subsidiary companies.

         As a result of the name change, the registrant's common stock is now quoted on the NASD's over-the-counter bulletin board ("OTCBB") under the symbol CBBT.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.       Description
-----------       -----------

3.1               Articles of Incorporation of China BAK Battery, Inc.

99.1              Press Release dated February 14, 2005 by Medina Coffee, Inc.























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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     CHINA BAK BATTERY, INC.


                                                     By: /s/ Xiangqian Li
                                                        ------------------------
                                                        Xiangqian Li
                                                        President
Date:  February 14, 2005



























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